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                                                                     EXHIBIT 4.1


COMMON STOCK                                                        COMMON STOCK

NUMBER                                                                    SHARES

                                     [LOGO]
---------------          ------------------------------          ---------------


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                               CUSIP 444757 10 8

THIS CERTIFIES THAT [Name]




is the owner of [Amount]

   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                               THE HULL GROUP INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



                                     [SEAL]
Dated:




Secretary                                                               Chairman






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                               THE HULL GROUP INC.

         The Corporation will furnish without charge to each stockholder who so requests, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of authorized capital stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  -       as tenants in common                  UNIF GIFT MIN ACT ______ Custodian _____
TEN ENT  -       as tenants by the entireties                            (Cust)          (Minor)
                 with right of survivorship
JT TEN   -       as joint tenants with right                      under Uniform Gifts to Minors
                 of survivorship and not as                       Act______________________
                 tenants in common                                          (State)


     Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer such Shares on the books of the within-named Corporation with full power of substitution in the premises.



Dated
      ---------------------

                                      ------------------------------------------
                                                       Signature

                                      ------------------------------------------
                                      THE SIGNATURE TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME(S) AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATSOEVER


Signature(s) Guaranteed:

By
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